UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29. 2008
Penford Corporation
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-11488 (Commission File Number)	91-1221360 (IRS Employer Identification No.)

7094 South Revere Parkway, Centennial, Colorado (Address of principal executive offices		80112-3932 (Zip Code)
303-649-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On October 29, 2008, the Board of Directors amended Section 3.2 of Article III of the Company’s Amended and Restated Bylaws. The amendment increased the eligibility period that a director can serve from the annual meeting of shareholders immediately following such director’s 72nd birthday to the annual meeting of shareholders immediately following such director’s 75th birthday. The text of the Company’s Amended and Restated Bylaws is attached as Exhibit 3.1.
Item 9.01: Financial Statements and Exhibits
(c) Exhibits
The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

Exhibit No.	Description
3.1	Registrant’s Amended and Restated Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation (Registrant)
October 31, 2008	/s/ Steven O. Cordier
Steven O. Cordier
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Registrant’s Amended and Restated Bylaws